John Hancock Advisers, LLC 601 Congress Street Boston, MA 02210

December 14, 2017

To the Trustees of:
John Hancock Funds II
601 Congress Street
Boston, MA 02210

Re:	Amended and Restated Expense Limitation Agreement and Voluntary Expense Limitation Notice

With reference to the Advisory Agreements dated December 18, 2013 and January 1, 2014 entered into by and between John Hancock Advisers, LLC (the “Adviser”) and John Hancock Funds II (the “Trust”), as amended, on behalf of each series of the Trust (each, a “Fund” and collectively, the “Funds”), we hereby notify you as follows:

1. The Adviser agrees to waive its management fee for each Fund or, to the extent necessary, bear other expenses, as set forth in the Appendices attached hereto. As noted in the Appendices, certain waivers are voluntary and may be terminated at any time by the Adviser upon notice to the Trust.

2. We understand and intend that the Trust will rely on this undertaking in overseeing the preparation and filing of Post-effective Amendments to the Registration Statement on Form N-1A for the Trust and the Funds with the Securities and Exchange Commission, in accruing each Fund’s expenses for purposes of calculating its net and gross asset value per share, and for other purposes permitted under Form N-1A and/or the Investment Company Act of 1940, as amended, and we expressly permit the Trust so to rely.

Very truly yours,

JOHN HANCOCK ADVISERS, LLC		ACCEPTED BY:

JOHN HANCOCK FUNDS II

By:	/s/ Jeffrey H. Long	By:	/s/ Charles A. Rizzo
	Name: Jeffrey H. Long		Name: Charles A. Rizzo
	Title: Chief Financial Officer		Title: Chief Financial Officer

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by the officer in his capacity as such and not as an individual and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Funds.

APPENDIX A
Fund Level Contractual Expense Limitations

The Adviser contractually agrees to reduce its management fee for each Fund listed below, or if necessary make payment to the Fund, in an amount equal to the amount by which the “Other Expenses” of the Fund exceed the percentage of average annual net assets (on an annualized basis) of the Fund set forth below. “Other Expenses” means the expenses of the Fund, excluding (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (f) class specific expenses, (g) underlying fund expenses (“acquired fund fees”), and (h) short dividend expense.

The current expense limitation agreement expires on the date specified, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Fund
	Limit on Fund	Expiration Date of
	Level Expenses	Expense Limit
Income Allocation Fund	0.04%[1]	December 31, 2018[1]
Multimanager Lifestyle Aggressive Portfolio	0.05%[2]	April 30, 2019[2]
Multimanager Lifestyle Growth Portfolio	0.05%[2]	April 30, 2019[2]
Multimanager Lifestyle Balanced Portfolio	0.05%[2]	April 30, 2019[2]
Multimanager Lifestyle Moderate Portfolio	0.05%[2]	April 30, 2019[2]
Multimanager Lifestyle Conservative Portfolio	0.05%[2]	April 30, 2019[2]
Multi-Index Lifestyle Aggressive Portfolio	0.05%[1]	December 31, 2018[1]
Multi-Index Lifestyle Growth Portfolio	0.05%[1]	December 31, 2018[1]
Multi-Index Lifestyle Balanced Portfolio	0.05%[1]	December 31, 2018[1]
Multi-Index Lifestyle Moderate Portfolio	0.05%[1]	December 31, 2018[1]
Multi-Index Lifestyle Conservative Portfolio	0.05%[1]	December 31, 2018[1]
Multi-Index Income Preservation Portfolio	0.05%[1]	December 31, 2018[1]
Multi-Index 2020 Preservation Portfolio	0.05%[1]	December 31, 2018[1]
Multi-Index 2025 Preservation Portfolio	0.05%[1]	December 31, 2018[1]
Multi-Index 2030 Preservation Portfolio	0.05%[1]	December 31, 2018[1]
Multi-Index 2035 Preservation Portfolio	0.05%[1]	December 31, 2018[1]
Multi-Index 2040 Preservation Portfolio	0.05%[1]	December 31, 2018[1]
Multi-Index 2045 Preservation Portfolio	0.05%[1]	December 31, 2018[1]
Multi-Index 2050 Preservation Portfolio	0.05%[1]	December 31, 2018[1]
Multi-Index 2055 Preservation Portfolio	0.05%[1]	December 31, 2018[1]
Multi-Index 2060 Preservation Portfolio	0.05%[1]	December 31, 2018[1]
____________________
1 At the September 26-28, 2017 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the contractual limits on fund level expenses for the Funds set forth above to December 31, 2018, each effective upon the current expiration date of December 31, 2017.
2 At the December 12-14, 2017 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the contractual limits on fund level expenses for the Funds set forth above to April 30, 2019, each effective upon the current expiration date of April 30, 2018.

A-1

Multimanager 2010 Lifetime Portfolio	0.05%[1]	December 31, 2018[1]
Multimanager 2015 Lifetime Portfolio	0.05%[1]	December 31, 2018[1]
Multimanager 2020 Lifetime Portfolio	0.05%[1]	December 31, 2018[1]
Multimanager 2025 Lifetime Portfolio	0.05%[1]	December 31, 2018[1]
Multimanager 2030 Lifetime Portfolio	0.05%[1]	December 31, 2018[1]
Multimanager 2035 Lifetime Portfolio	0.05%[1]	December 31, 2018[1]
Multimanager 2040 Lifetime Portfolio	0.05%[1]	December 31, 2018[1]
Multimanager 2045 Lifetime Portfolio	0.05%[1]	December 31, 2018[1]
Multimanager 2050 Lifetime Portfolio	0.05%[1]	December 31, 2018[1]
Multimanager 2055 Lifetime Portfolio	0.05%[1]	December 31, 2018[1]
Multimanager 2060 Lifetime Portfolio	0.05%[1]	December 31, 2018[1]
Multi-Index 2010 Lifetime Portfolio	0.05%	December 31, 2018
Multi-Index 2015 Lifetime Portfolio	0.05%	December 31, 2018
Multi-Index 2020 Lifetime Portfolio	0.05%	December 31, 2018
Multi-Index 2025 Lifetime Portfolio	0.05%	December 31, 2018
Multi-Index 2030 Lifetime Portfolio	0.05%	December 31, 2018
Multi-Index 2035 Lifetime Portfolio	0.05%	December 31, 2018
Multi-Index 2040 Lifetime Portfolio	0.05%	December 31, 2018
Multi-Index 2045 Lifetime Portfolio	0.05%	December 31, 2018
Multi-Index 2050 Lifetime Portfolio	0.05%	December 31, 2018
Multi-Index 2055 Lifetime Portfolio	0.05%	December 31, 2018
Multi-Index 2060 Lifetime Portfolio	0.05%	December 31, 2018

A-2

APPENDIX B
Special Fund Level Contractual Expense Waiver

For each Fund listed below, the Adviser contractually agrees to waive its advisory fees and/or reimburse certain Expenses including underlying fund expenses (“Acquired fund fees”) to reduce the total annual fund operating expenses by the amounts set forth in the table below as a percentage of average annual net assets of the Fund.

The current expense waiver agreement expires on the date specified, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Fund		Expiration Date of
	Waiver	Expense Limit
Multimanager 2010 Lifetime Portfolio	0.36%[1]	December 31, 2018[1]
Multimanager 2015 Lifetime Portfolio	0.34%[2]	December 31, 2018[2]
Multimanager 2020 Lifetime Portfolio	0.31%[3]	December 31, 2018[3]
Multimanager 2025 Lifetime Portfolio	0.30%[4]	December 31, 2018[4]
Multimanager 2030 Lifetime Portfolio	0.31%[5]	December 31, 2018[5]
Multimanager 2035 Lifetime Portfolio	0.29%[3]	December 31, 2018[3]
Multimanager 2040 Lifetime Portfolio	0.30%[4]	December 31, 2018[4]
Multimanager 2045 Lifetime Portfolio	0.30%[4]	December 31, 2018[4]
Multimanager 2050 Lifetime Portfolio	0.29%[3]	December 31, 2018[3]
Multimanager 2055 Lifetime Portfolio	0.30%[4]	December 31, 2018[4]
Multimanager 2060 Lifetime Portfolio	0.31%[5]	December 31, 2018[5]

Fund		Expiration Date of
	Waiver	Expense Limit
Multi-Index 2010 Lifetime Portfolio	0.35%	December 31, 2018
Multi-Index 2015 Lifetime Portfolio	0.33%	December 31, 2018
Multi-Index 2020 Lifetime Portfolio	0.31%	December 31, 2018
Multi-Index 2025 Lifetime Portfolio	0.29%	December 31, 2018
Multi-Index 2030 Lifetime Portfolio	0.29%	December 31, 2018
____________________
1 At the December 12-14, 2017 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, increasing the special fund level contractual expense waiver for Multimanager 2010 Lifetime Portfolio (from 0.35% to 0.36%) with an expiration date of December 31, 2018, effective as of January 1, 2018.
2 At the December 12-14, 2017 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, increasing the special fund level contractual expense waiver for Multimanager 2015 Lifetime Portfolio (from 0.33% to 0.34%) with an expiration date of December 31, 2018, effective as of January 1, 2018.
3 At the September 26-28, 2017 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the special fund level contractual expense waivers for the Funds set forth above to December 31, 2018, each effective upon the current expiration date of December 31, 2017.
4 At the December 12-14, 2017 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, increasing the special fund level contractual expense waivers for the Funds set forth above (from 0.29% to 0.30%) with an expiration date of December 31, 2018, each effective as of January 1, 2018.
5 At the December 12-14, 2017 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, increasing the special fund level contractual expense waivers for the Funds set forth above (from 0.29% to 0.31%) with an expiration date of December 31, 2018, each effective as of January 1, 2018.

B-1

Multi-Index 2035 Lifetime Portfolio	0.30%[4]	December 31, 2018[4]
Multi-Index 2040 Lifetime Portfolio	0.29%	December 31, 2018
Multi-Index 2045 Lifetime Portfolio	0.29%	December 31, 2018
Multi-Index 2050 Lifetime Portfolio	0.29%	December 31, 2018
Multi-Index 2055 Lifetime Portfolio	0.29%	December 31, 2018
Multi-Index 2060 Lifetime Portfolio	0.29%	December 31, 2018

Fund	Waiver	Expiration Date of
Expense Limit
Multi-Index Income Preservation Portfolio	0.31%[6]	December 31, 2018[6]
Multi-Index 2020 Preservation Portfolio	0.31%[3]	December 31, 2018[3]
Multi-Index 2025 Preservation Portfolio	0.29%[3]	December 31, 2018[3]
Multi-Index 2030 Preservation Portfolio	0.29%[3]	December 31, 2018[3]
Multi-Index 2035 Preservation Portfolio	0.29%[3]	December 31, 2018[3]
Multi-Index 2040 Preservation Portfolio	0.29%[3]	December 31, 2018[3]
Multi-Index 2045 Preservation Portfolio	0.29%[3]	December 31, 2018[3]
Multi-Index 2050 Preservation Portfolio	0.28%[7]	December 31, 2018[7]
Multi-Index 2055 Preservation Portfolio	0.28%[7]	December 31, 2018[7]
Multi-Index 2060 Preservation Portfolio	0.29%[3]	December 31, 2018[3]
____________________
6 At the December 12-14, 2017 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, decreasing the special fund level contractual expense waiver for Multi-Index Income Preservation Portfolio (from 0.33% to 0.31%) with an expiration date of December 31, 2018, effective as of January 1, 2018.
7 At the December 12-14, 2017 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, decreasing the special fund level contractual expense waivers for the Funds set forth above (from 0.29% to 0.28%) with an expiration date of December 31, 2018, each effective as of January 1, 2018.

B-2

APPENDIX C

Fund Level Contractual Limitation on Fund Level Expenses

For purposes of this Appendix:

The Adviser contractually agrees to reduce its management fee for the Fund or, if necessary, make payment to the Fund, in an amount equal to the amount by which the “Expenses” of the Fund exceed the percentage of average annual net assets (on an annualized basis) of the Fund as set forth in the table below. “Expenses” means all the expenses of the Fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (e) Rule 12b-1 fees, (f) transfer agent fees and service fees, (g) shareholder servicing fees, (h) borrowing costs, (i) prime brokerage fees, (j) acquired fund fees and expenses paid indirectly, and (k) short dividend expense.

“Expense Limit” means the percentage of a Fund’s average annual net assets (on an annualized basis) set forth below.

The current expense limitation agreement expires on the date specified, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

	Limit on Fund Level	Expiration Date of
Fund	Expenses	Expense Limit
Emerging Markets Debt Fund	0.78%[1]	December 31, 2018[1]
Global Equity Fund	0.89%[1]	December 31, 2018[1]
New Opportunities Fund	0.79%	December 31, 2018
U.S. Growth Fund	0.74%	December 31, 2018
____________________
1 At the September 26-28, 2017 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the contractual limits on fund level expenses for the Funds set forth above to December 31, 2018, each effective upon the current expiration date of December 31, 2017.

C-1

APPENDIX D
Class Specific Contractual Expense Limitations

For each Fund listed in the table below, the Adviser contractually agrees to waive and/or reimburse all class specific expenses for the share classes of the Fund listed in the table below, including Rule 12b-1 fees, transfer agency fees and service fees, shareholder servicing fees, and other class specific expenses (“Class Level Expenses”), to the extent they exceed the amount of average annual net assets (on an annualized basis) attributable to the class set forth in the table (the “Class Expense Waiver”).

For purposes of implementing any total fund operating expense limitations set forth in the tables in Appendix F in addition to a Class Expense Waiver for the same share class, the Class Expense Waiver will be applied first and if following the application of the Class Expense Waiver to the extent that “Expenses” of the share class (as described in Appendix F) exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as set forth in the table in Appendix F (the “Class Level Contractual Total Operating Expense Limitation”), the Adviser contractually agrees to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which “Expenses” (as described in Appendix F) of the share class exceed the Class Level Contractual Total Operating Expense Limitation.

The current expense limitation agreements expire on the dates specified, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Fund	Class R6	Expiration Date of Expense
		Limit
U.S. Growth Fund	0.00%	December 31, 2017

D-1

APPENDIX E
Class Specific Voluntary Expense Limitations

For each Fund listed in the table below, the Adviser voluntarily agrees to waive and/or reimburse all class specific expenses for the share classes of the Fund listed in the table below, including Rule 12b-1 fees, transfer agency fees and service fees, shareholder servicing fees, and other class specific expenses (“Class Level Expenses”), to the extent they exceed the amount of average annual net assets (on an annualized basis) attributable to the class set forth in the table (the “Class Voluntary Expense Waiver”).

For purposes of implementing any total fund operating expense limitations set forth in the tables in Appendix G in addition to a Class Voluntary Expense Waiver for the same share class, the Class Voluntary Expense Waiver will be applied first and if following the application of the Class Voluntary Expense Waiver to the extent that “Expenses” of the share class (as described in Appendix G) exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as set forth in the table in Appendix G (the “Class Level Voluntary Total Operating Expense Limitation”), the Adviser agrees to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which “Expenses” (as described in Appendix G) of the share class exceed the Class Level Voluntary Total Operating Expense Limitation.

The Adviser may terminate these voluntary waivers at any time upon notice to the Trust.

Fund	Class	Effective Date of Expense Limit
N/A

E-1

APPENDIX F
Class Level Contractual Total Operating Expense Limitations

For each Fund listed in the table below, the Adviser contractually agrees to reduce its management fee or, if necessary, make payment to each of the following share classes of the Fund in an amount equal to the amount by which “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class set forth in the table.

“Expenses” means all fund level and class specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) underlying fund expenses (“acquired fund fees”), (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and (f) short dividend expense. The current expense limitation agreements expire on the dates specified, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Fund	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class	Class T	Expiration
											NAV		Date of
Expense
Limit
Blue Chip Growth	1.14%[1]	N/A	1.89%[1]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December
Fund													31, 2018[1]
Equity Income Fund	1.14%[1]	N/A	1.89%[1]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December
31, 2018[1]
International Small	1.39%[2]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December
Company Fund													31, 2018[2]
New Opportunities	1.21%[3]	N/A	1.91%[3]	0.90%[3]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.16%	December
Fund													31, 2018[3]
____________________
1 At the September 26-28, 2017 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the class level contractual total operating expense limitations for Class A and Class C shares of the Funds set forth above to December 31, 2018, each effective upon the current expiration date of December 31, 2017.
2 At the September 26-28, 2017 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the class level contractual total operating expense limitation for Class A shares of International Small Company Fund to December 31, 2018, effective upon the current expiration date of December 31, 2017.
3 At the September 26-28, 2017 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the class level contractual total operating expense limitations for Class A, Class C and Class I shares of New Opportunities Fund to December 31, 2018, each effective upon the current expiration date of December 31, 2017.

F-1

Fund	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class	Class T	Expiration
											NAV		Date of
													Expense
													Limit
Retirement Income	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.34%	N/A	N/A	June 30,
2040 Fund													2018
Short Duration Credit	1.21%	N/A	N/A	0.90%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.16%	November
Opportunities Fund													30, 2017 for
													Class A and
													Class I

													November
													30, 2018 for
													Class T
Small Cap Value	1.55%[4]	N/A	N/A	1.25%[4]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.50%	December
Fund													31, 2018[4]
Spectrum Income	1.12%[1]	N/A	1.87%[1]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December
Fund													31, 2018[1]
Strategic Income	1.15%	N/A	1.85%	N/A	N/A	1.20%	N/A	N/A	N/A	N/A	N/A	1.10%	December
Opportunities Fund													31, 2017 for
													Class A,
													Class C, and
													Class R2

													December
													31, 2018 for
													Class T
U.S. Growth Fund	N/A	N/A	N/A	0.84%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December
													31, 2017
____________________
4 At the September 26-28, 2017 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the class level contractual total operating expense limitations for Class A and Class I shares of Small Cap Value Fund to December 31, 2018, each effective upon the current expiration date of December 31, 2017.

F-2

APPENDIX G
Voluntary Total Operating Expense Limitations

For each Fund listed in the table below, the Adviser voluntarily agrees to reduce its management fee or, if necessary, make payment to each of the following share classes of the Fund in an amount equal to the amount by which “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class set forth in the table.

“Expenses” means all fund level and class specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) underlying fund expenses (“acquired fund fees”), (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and (f) short dividend expense. The Adviser may terminate these voluntary waivers at any time upon notice to the Trust.

Fund	Class	Class	Class	Class	Class	Class	Class	Class	Class	Class	Class	Effective Date of
	A	B	C	I	R1	R2	R3	R4	R5	R6	NAV	Expense Limit
Diversified	1.70%	N/A	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	September 20, 2013
Strategies Fund

G-1

APPENDIX H
Fund Level Investment Management Fee Waivers

International Value Fund
Natural Resources Fund
New Opportunities Fund

The Adviser contractually agrees to waive its management fee for each Fund in an amount equal to the amount by which the management fee retained by the Adviser after payment of the subadvisory fees for the Fund exceeds 0.45% as a percentage of average annual net assets (on an annualized basis) of the Fund. The current expense limitation agreement for each Fund expires on December 31, 2018, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.1

International Strategic Equity Allocation Fund
Strategic Equity Allocation Fund
U.S. Strategic Equity Allocation Fund

The Adviser voluntarily agrees to waive its management fee for each Fund in an amount equal to the amount by which the management fee retained by the Adviser after payment of the subadvisory fees for the Fund exceeds 0.45% as a percentage of average annual net assets (on an annualized basis) of the Fund. The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Strategic Income Opportunities Fund

The Adviser contractually agrees to reduce its management fee (after giving effect to asset-based breakpoints) by 0.02% as a percentage of average annual net assets of the Fund. The current expense limitation agreement expires on December 31, 2018, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Income Allocation Fund

The Adviser contractually agrees to waive its management fee for the Fund so that the aggregate management fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.45% of the Fund’s average annual net assets. The current expense limitation agreement expires on December 31, 2018, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.1

____________________
1 At the September 26-28, 2017 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the expiration date to December 31, 2018 of the management fee waiver for Income Allocation Fund, International Value Fund, and Natural Resources Fund, each effective upon the current expiration date of December 31, 2017.

H-1

Total Return Fund

The Adviser contractually agrees to reduce its management fee by 0.025% on aggregate net assets of the Fund and another fund that equal or exceed $3 billion. This expense limitation agreement expires on December 31, 2017, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Multimanager 2010 Lifetime Portfolio
Multimanager 2015 Lifetime Portfolio
Multimanager 2020 Lifetime Portfolio
Multimanager 2025 Lifetime Portfolio
Multimanager 2030 Lifetime Portfolio
Multimanager 2035 Lifetime Portfolio
Multimanager 2040 Lifetime Portfolio
Multimanager 2045 Lifetime Portfolio
Multimanager 2050 Lifetime Portfolio
Multimanager 2055 Lifetime Portfolio

The Adviser has contractually agreed to waive its advisory fees and/or reduce expenses by 0.002% of each Fund’s average net assets. This expense limitation agreement expires on December 31, 2017, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Multimanager Lifestyle Aggressive Portfolio
Multimanager Lifestyle Growth Portfolio
Multimanager Lifestyle Balanced Portfolio
Multimanager Lifestyle Moderate Portfolio
Multimanager Lifestyle Conservative Portfolio

The Adviser has contractually agreed to waive its advisory fees and/or reduce expenses by 0.002% of each Fund’s average net assets. This expense limitation agreement expires on April 30, 2018, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Global Income Fund

The Adviser contractually agreed to reduce its management fee by 0.05% as a percentage of average daily net assets of the Fund. This expense limitation agreement expires on November 30, 2018, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

H-2

APPENDIX I
Class Only Contractual Expense Limitations

For each Fund listed in the table below, the Adviser contractually agrees to reduce its management fee or, if necessary, make payment to each of the following share classes of the Fund in an amount equal to the amount by which the “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class set forth in the table.

“Expenses” means all expenses attributable to a class of shares, excluding fund level expenses such as (a) advisory fees, (b) underlying fund expenses (“acquired fund fees”), (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and (g) short dividend expense. The current expense limitation agreements expire on the dates specified, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Fund	Class	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class I	Class T	Expiration Date of
	A									Expense Limit
Multimanager	0.41%[1]	N/A	N/A	N/A	N/A	N/A	N/A	0.11%[1]	0.36%	April 30, 2019[1]
Lifestyle
Aggressive
Portfolio
Multimanager	0.41%[1]	N/A	N/A	N/A	N/A	N/A	N/A	0.11%[1]	0.36%	April 30, 2019[1]
Lifestyle
Growth
Portfolio
Multimanager	0.41%[1]	N/A	N/A	N/A	N/A	N/A	N/A	0.11%[1]	0.36%	April 30, 2019[1]
Lifestyle
Balanced
Portfolio
Multimanager	0.41%[1]	N/A	N/A	N/A	N/A	N/A	N/A	0.11%[1]	0.36%	April 30, 2019[1]
Lifestyle
Moderate
Portfolio
Multimanager	0.41%[1]	N/A	N/A	N/A	N/A	N/A	N/A	0.11%[1]	0.36%	April 30, 2019[1]
Lifestyle
Conservative
Portfolio
Multi-Index	N/A	0.75%	0.50%	N/A	0.25%	N/A	0.00%[2]	N/A	N/A	December 31, 2017 for
2060										Class R1, Class R2, and
Preservation										Class R4
Portfolio
										December 31, 2018 for
										Class R6[2]
____________________
1 At the December 12-14, 2017 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the class only contractual expense limitations for Class A and Class I shares of the Funds set forth above to April 30, 2019, each effective upon the current expiration date of April 30, 2018.

2 At the December 12-14, 2017 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the class only contractual expense limitations for Class R6 shares of the Funds set forth above to December 31, 2018, each effective upon the current expiration date of December 31, 2017.

Fund	Class	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class I	Class T	Expiration Date of
	A									Expense Limit
Multi-Index	N/A	0.75%	0.50%	N/A	0.25%	N/A	0.00%[2]	N/A	N/A	December 31, 2017 for
2055										Class R1, Class R2, and
Preservation										Class R4
Portfolio
December 31, 2018 for
Class R6[2]
Multi-Index	N/A	0.75%	0.50%	N/A	0.25%	N/A	0.00%[2]	N/A	N/A	December 31, 2017 for
2050										Class R1, Class R2, and
Preservation										Class R4
Portfolio
December 31, 2018 for
Class R6[2]
Multi-Index	N/A	0.75%	0.50%	N/A	0.25%	N/A	0.00%[2]	N/A	N/A	December 31, 2017 for
2045										Class R1, Class R2, and
Preservation										Class R4
Portfolio
December 31, 2018 for
Class R6[2]
Multi-Index	N/A	0.75%	0.50%	N/A	0.25%	N/A	0.00%[2]	N/A	N/A	December 31, 2017 for
2040										Class R1, Class R2, and
Preservation										Class R4
Portfolio
December 31, 2018 for
Class R6[2]
Multi-Index	N/A	0.75%	0.50%	N/A	0.25%	N/A	0.00%[2]	N/A	N/A	December 31, 2017 for
2035										Class R1, Class R2, and
Preservation										Class R4
Portfolio
December 31, 2018 for
Class R6[2]
Multi-Index	N/A	0.75%	0.50%	N/A	0.25%	N/A	0.00%[2]	N/A	N/A	December 31, 2017 for
2030										Class R1, Class R2, and
Preservation										Class R4
Portfolio
December 31, 2018 for
Class R6[2]
Multi-Index	N/A	0.75%	0.50%	N/A	0.25%	N/A	0.00%[2]	N/A	N/A	December 31, 2017 for
2025										Class R1, Class R2, and
Preservation										Class R4
Portfolio
December 31, 2018 for
Class R6[2]
Multi-Index	N/A	0.75%	0.50%	N/A	0.25%	N/A	0.00%[2]	N/A	N/A	December 31, 2017 for
2020										Class R1, Class R2, and
Preservation										Class R4
Portfolio
December 31, 2018 for
Class R6[2]
Multi-Index	N/A	0.75%	0.50%	N/A	0.25%	N/A	0.00%[2]	N/A	N/A	December 31, 2017 for
Income										Class R1, Class R2, and
Preservation										Class R4
Portfolio
December 31, 2018 for
Class R6[2]
Multimanager	N/A	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%[2]	N/A	N/A	December 31, 2017 for
2060 Lifetime										Class R1, Class R2, Class
Portfolio										R3, Class R4, and Class
R5

December 31, 2018 for
Class R6[2]

Fund	Class	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class I	Class T	Expiration Date of
	A									Expense Limit
Multimanager	N/A	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%[2]	N/A	N/A	December 31, 2017 for
2055 Lifetime										Class R1, Class R2, Class
Portfolio										R3, Class R4, and Class
R5

December 31, 2018 for
Class R6[2]
Multimanager	N/A	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%[2]	N/A	N/A	December 31, 2017 for
2050 Lifetime										Class R1, Class R2, Class
Portfolio										R3, Class R4, and Class
R5

December 31, 2018 for
Class R6[2]
Multimanager	N/A	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%[2]	N/A	N/A	December 31, 2017 for
2045 Lifetime										Class R1, Class R2, Class
Portfolio										R3, Class R4, and Class
R5

December 31, 2018 for
Class R6[2]
Multimanager	N/A	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%[2]	N/A	N/A	December 31, 2017 for
2040 Lifetime										Class R1, Class R2, Class
Portfolio										R3, Class R4, and Class
R5

December 31, 2018 for
Class R6[2]
Multimanager	N/A	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%[2]	N/A	N/A	December 31, 2017 for
2035 Lifetime										Class R1, Class R2, Class
Portfolio										R3, Class R4, and Class
R5

December 31, 2018 for
Class R6[2]
Multimanager	N/A	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%[2]	N/A	N/A	December 31, 2017 for
2030 Lifetime										Class R1, Class R2, Class
Portfolio										R3, Class R4, and Class
R5

December 31, 2018 for
Class R6[2]
Multimanager	N/A	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%[2]	N/A	N/A	December 31, 2017 for
2025 Lifetime										Class R1, Class R2, Class
Portfolio										R3, Class R4, and Class
R5

December 31, 2018 for
Class R6[2]
Multimanager	N/A	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%[2]	N/A	N/A	December 31, 2017 for
2020 Lifetime										Class R1, Class R2, Class
Portfolio										R3, Class R4, and Class
R5

December 31, 2018 for
Class R6[2]

Fund	Class	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class I	Class T	Expiration Date of
	A									Expense Limit
Multimanager	N/A	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%[2]	N/A	N/A	December 31, 2017 for
2015 Lifetime										Class R1, Class R2, Class
Portfolio										R3, Class R4, and Class
R5

December 31, 2018 for
Class R6[2]
Multimanager	N/A	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%[2]	N/A	N/A	December 31, 2017 for
2010 Lifetime										Class R1, Class R2, Class
Portfolio										R3, Class R4, and Class
R5

December 31, 2018 for
Class R6[2]
Multi-Index	N/A	N/A	N/A	N/A	N/A	N/A	0.00%[2]	N/A	N/A	December 31, 2018[2]
2060 Lifetime
Portfolio
Multi-Index	N/A	N/A	N/A	N/A	N/A	N/A	0.00%[2]	N/A	N/A	December 31, 2018[2]
2055 Lifetime
Portfolio
Multi-Index	N/A	N/A	N/A	N/A	N/A	N/A	0.00%[2]	N/A	N/A	December 31, 2018[2]
2050 Lifetime
Portfolio
Multi-Index	N/A	N/A	N/A	N/A	N/A	N/A	0.00%[2]	N/A	N/A	December 31, 2018[2]
2045 Lifetime
Portfolio
Multi-Index	N/A	N/A	N/A	N/A	N/A	N/A	0.00%[2]	N/A	N/A	December 31, 2018[2]
2040 Lifetime
Portfolio
Multi-Index	N/A	N/A	N/A	N/A	N/A	N/A	0.00%[2]	N/A	N/A	December 31, 2018[2]
2035 Lifetime
Portfolio
Multi-Index	N/A	N/A	N/A	N/A	N/A	N/A	0.00%[2]	N/A	N/A	December 31, 2018[2]
2030 Lifetime
Portfolio
Multi-Index	N/A	N/A	N/A	N/A	N/A	N/A	0.00%[2]	N/A	N/A	December 31, 2018[2]
2025 Lifetime
Portfolio
Multi-Index	N/A	N/A	N/A	N/A	N/A	N/A	0.00%[2]	N/A	N/A	December 31, 2018[2]
2020 Lifetime
Portfolio
Multi-Index	N/A	N/A	N/A	N/A	N/A	N/A	0.00%[2]	N/A	N/A	December 31, 2018[2]
2015 Lifetime
Portfolio
Multi-Index	N/A	N/A	N/A	N/A	N/A	N/A	0.00%[2]	N/A	N/A	December 31, 2018[2]
2010 Lifetime
Portfolio

APPENDIX J
Voluntary Adviser Waiver Agreements

The following voluntary expense waivers will continue in effect until terminated at any time by the Adviser on notice to the Trust.

T. Rowe Price Subadvised Funds

The Adviser has voluntarily agreed to reduce the management fee for each of the following Funds subadvised by T. Rowe Price Associates, Inc. by the amount that the subadvisory fee is reduced for the Fund by T. Rowe Price Associates, Inc. pursuant to the Amended and Restated Group Fee Waiver Agreement between John Hancock Investment Management Services, LLC and T. Rowe Price Associates, Inc. dated September 30, 2011.

Blue Chip Growth Fund
Capital Appreciation Value Fund
Equity Income Fund
Health Sciences Fund
Mid Value Fund
Real Estate Equity Fund
Science & Technology Fund
Small Company Value Fund
Spectrum Income Fund

Deutsche Bank Subadvised Funds

The Adviser has voluntarily agreed to reduce the management fee for each of the following Funds subadvised by Deutsche Investment Management Americas Inc. (“Deutsche”) by the amount that the subadvisory fee for the Fund is reduced by Deutsche pursuant to the Deutsche fee letter agreement dated May 13, 2013.

Global Real Estate Fund
Real Estate Securities Fund

Science and Technology Fund

The Adviser has voluntarily agreed to waive 0.05% of its advisory fee otherwise payable on the portion of the aggregate net assets of Science & Technology Fund between and including $250,000,001 and $500,000,000 that are managed by Allianz Global Investors U.S. LLC.

New Opportunities Fund

The Adviser has voluntarily agreed to waive expenses in the amount equal to the amount by which Brandywine Global Investment Management, LLC (Brandywine) is waiving for New Opportunities Fund.

J-1

Total Return Fund

The Adviser voluntarily agrees to reduce its advisory fee that would be payable by the Total Return Fund (after giving effect to asset-based breakpoints) by 0.07% of the Total Return Fund's average daily net assets.

Short Term Government Income Fund

The Adviser voluntarily agrees to reduce its advisory fee that would be payable by the Short Term Government Income Fund (after giving effect to asset-based breakpoints) by 0.02% of the Short Term Government Income Fund's average daily net assets.

Retirement Income 2040 Fund

The Adviser voluntarily agrees to reduce its advisory fee that would be payable by the Retirement Income 2040 Fund (after giving effect to asset-based breakpoints) by 0.15% of the Retirement Income 2040 Fund 's average daily net assets.

J-2

APPENDIX K
Alternative Asset Allocation Expense Limitation Agreement

Alternative Asset Allocation Fund

The Adviser contractually agrees to reduce its management fee for the Fund, or if necessary make payment to the Fund, in an amount equal to the amount by which the “Other Expenses” of the Fund exceed 0.04% as a percentage of average annual net assets (on an annualized basis) of the Fund. “Other Expenses” means all the expenses of the Fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (e) advisory fees, (f) class specific expenses, (g) underlying fund expenses (“acquired fund fees”), and (h) short dividend expense. The current expense limitation agreement expires on December 31, 2018, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

The Adviser contractually agrees to reduce its advisory fee that would be payable by the Fund by 0.05% of the Fund’s average daily net assets up to $5 billion, and by 0.025% on average daily net assets of the Fund over $5 billion. This expense limitation agreement expires on December 31, 2018, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

K-1

APPENDIX L
Voluntary Adviser Expense Limitation Agreements

Multimanager Lifestyle Portfolios (formerly Lifestyle Portfolios)

The Adviser voluntarily agrees to waive its advisory fee for each Lifestyle Portfolio (each a “Fund”) so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.50% of the Fund’s first $7.5 billion of average annual net assets and 0.49% of the Fund’s average annual net assets in excess of $7.5 billion. The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Multi-Index Lifestyle Portfolios (formerly Lifestyle II Portfolios)

The Adviser voluntarily agrees to waive its advisory fee for each Lifestyle II Portfolio (each a “Fund”) so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.50% of the Fund’s first $7.5 billion of average annual net assets and 0.49% of the Fund’s average annual net assets in excess of $7.5 billion. The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Multimanager Lifetime Portfolios (formerly Retirement Living Portfolios)

The Adviser voluntarily agrees to waive its advisory fee for each Retirement Living Portfolio (each a “Fund”) so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the Fund’s first $7.5 billion of average annual net assets and 0.50% of the Fund’s average annual net assets in excess of $7.5 billion. The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Multi-Index Lifetime Portfolios (formerly Retirement Living II Portfolios)

The Adviser voluntarily agrees to waive its advisory fee for each Retirement Living II Portfolio (each a “Fund”) so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the Fund’s first $7.5 billion of average annual net assets and 0.50% of the Fund’s average annual net assets in excess of $7.5 billion. The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Multi-Index Preservation Portfolios (formerly Retirement Choices Portfolios)

The Adviser voluntarily agrees to waive its advisory fee for each Retirement Choices Portfolio (each a “Fund”) so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the Fund’s first $7.5 billion of average annual net assets and 0.50% of the Fund’s average annual net assets in excess of $7.5 billion. The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Alternative Asset Allocation Fund

The Adviser voluntarily agrees to waive its advisory fee for the Fund so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.55% of the Fund’s first $5 billion of average net assets and 0.525% of the Fund’s average net assets in excess of $5 billion. The Adviser may terminate this voluntary waiver at any time upon notice to the Fund.

Funds Listed in Attachment A

For each Fund listed in Attachment A, the Adviser voluntarily agrees to reduce its management fee, or if necessary make payment to the Fund, in an amount equal to the amount by which the “Expenses” of the Fund exceed the percentage of average annual net assets (on an annualized basis) of the Fund. “Expenses” means all the expenses of the Fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (e) advisory fees, (f) class specific expenses (g) underlying fund expenses (“acquired fund fees”) and (h) short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the Adviser on notice to the Trust.

Attachment A

Fund Name	Cap %
JHF II Absolute Return Currency Fund	0.150%
JHF II Asia Pacific Total Return Bond Fund	0.150%
JHF II Blue Chip Growth Fund	0.200%
JHF II Capital Appreciation Fund	0.200%
JHF II Capital Appreciation Value Fund	0.200%
JHF II Core Bond Fund	0.150%
JHF II Emerging Leaders	0.250%
JHF II Emerging Markets Debt Fund	0.150%
JHF II Emerging Markets Fund	0.250%
JHF II Equity Income Fund	0.200%
JHF II Floating Rate Income	0.150%
JHF II Fundamental Global Franchise Fund	0.250%
JHF II Fundamental All Cap Core Fund	0.200%
JHF II Fundamental Large Cap Value Fund	0.200%
JHF II Global Absolute Return Strategies	0.200%
JHF II Global Bond Fund	0.150%
JHF II Global Equity Fund	0.250%
JHF II Global Income Fund	0.150%
JHF II Global Real Estate Fund	0.250%
JHF II Health Sciences Fund	0.200%
JHF II High Yield Fund	0.150%
JHF II International Growth Stock Fund	0.250%
JHF II International Small Cap Fund	0.250%
JHF II International Small Company Fund	0.250%

JHF II International Strategic Equity Allocation Fund	0.250%
JHF II International Value Fund	0.250%
JHF II Investment Quality Bond Fund	0.150%
JHF II Multimanager Lifestyle Aggressive Portfolio	0.100%
JHF II Multimanager Lifestyle Balanced Portfolio	0.100%
JHF II Multimanager Lifestyle Conservative Portfolio	0.100%
JHF II Multimanager Lifestyle Growth Portfolio	0.100%
JHF II Multimanager Lifestyle Moderate Portfolio	0.100%
JHF II Mid Cap Stock Fund	0.200%
JHF II Mid Value Fund	0.200%
JHF II Natural Resources Fund	0.200%
JHF II New Opportunities Fund	0.200%
JHF II Real Estate Equity Fund	0.200%
JHF II Real Estate Securities Fund	0.200%
JHF II Real Return Bond Fund	0.150%
JHF II Redwood Fund	0.200%
JHF II Science & Technology Fund	0.200%
JHF II Short Duration Credit Opportunities Fund	0.150%
JHF II Short Term Government Income Fund	0.150%
JHF II Small Cap Growth Fund	0.200%
JHF II Small Cap Value Fund	0.200%
JHF II Small Company Growth Fund	0.200%
JHF II Small Company Value Fund	0.200%
JHF II Spectrum Income Fund	0.150%
JHF II Strategic Equity Allocation Fund	0.200%
JHF II Strategic Income Opportunities Fund	0.150%
JHF II Technical Opportunities Fund	0.200%
JHF II Total Return Fund	0.150%
JHF II U.S. High Yield Bond Fund	0.150%
JHF II U.S. Growth Fund	0.200%
JHF II U.S. Strategic Equity Allocation Fund	0.200%